                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 26, 2003
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                               POLYONE CORPORATION
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               (Exact name of registrant as specified in charter)


        Ohio                        1-16091                    34-1730488
       ------                      ----------                ---------------
   (State or other                (Commission                    (I.R.S.
   jurisdiction of                File Number)                  Employer
   incorporation)                                            Identification
                                                                  No.)



      Suite 36-5000, 200 Public Square, Cleveland, Ohio      44114-2304
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          (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5 Other Events

On March 26, 2003 the Registrant issued a Press Release, filed herewith as
Exhibit 99.1, reporting that the Registrant intends to close its Engineered Films plant in Yerington, Nevada by the end the second quarter of 2003 if the Registrant is unable to sell the facility as an ongoing operation.

Item 7 (c) Financial Statements, Pro-Forma Financial Information and Exhibits

Exhibit 99.1 - Press Release of March 26, 2003.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          POLYONE CORPORATION

                                          By:     /s/ Gregory P. Smith
                                                  ------------------------------
                                                  Gregory P. Smith
                                                  Controller


Dated: March 27, 2003